Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Accompany Shares of Common Stock, Par Value $0.01 Per Share of

TEMPLETON DRAGON FUND, INC.

Tendered Pursuant to the Offer

Dated June 11, 2002

      THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M.,

EASTERN TIME, ON JULY 10, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Mellon Investor Services, LLC
Depositary Addresses:

By Registered, Certified or Express Mail or
By First Class Mail: Post Office Box 3301 South Hackensack, NJ 07606	Overnight Courier: 85 Challenger Road Mail Stop-Reorg Ridgefield Park, NJ 07660 Attention: Reorganization Dept.	By Hand: 120 Broadway, 13th Floor New York, NY 10271

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s):
(Please Fill in, if Blank, Exactly as	Shares Tendered
Name(s) Appear(s) on Certificate(s))	(Attach Additional Signed Schedule if necessary)

Total Number
of Shares
	Share	Evidenced by	Number
	Certificate(s)	Share	of Shares
	Number(s)	Certificate(s)*	Tendered**

AFFIX LABEL HERE

Total Shares Tendered

*	Need not be completed by Shareholders who tender Shares by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 5.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

      This Letter of Transmittal is to be used: (a) if certificates for Shares (as defined below) are to be provided to the Depositary (including delivery pursuant to a Notice of Guaranteed Delivery) herewith; (b) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at the Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedure set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Purchase; or (c) if the certificates for the Shares have been lost. Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares or deliver confirmation of the book-entry transfer of their Shares into the Depositary’s account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 11:59 p.m., Eastern time, on the Termination Date may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Purchase. See Instruction 2 below. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number: Transaction Code Number:

If the tendered Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

☐	CHECK HERE IF YOU HAVE LOST ONE OR MORE OF YOUR CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF THE FUND DETAILED ABOVE AND COMPLETE THE AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF INDEMNITY ON THE FOLLOWING PAGE. SEE INSTRUCTION 3.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF INDEMNITY

THIS AFFIDAVIT IS INVALID IF NOT SIGNED BELOW

COMPLETE THIS PAGE ONLY IF YOU CANNOT LOCATE SOME OR ALL OF YOUR STOCK

CERTIFICATES AS DETAILED ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL.

TOTAL SHARES LOST:		Tax Payer ID or Social Security Number

Please Fill In Certificate No(s), If Known	Number of Shares of Common Stock

Attach Separate Schedule If Needed

      By signing this form I/We swear, depose and state that: I/We am/are the lawful owner(s) of the certificate(s) hereinafter referred to as the “securities” described in the enclosed Letter of Transmittal. The securities have not been endorsed, pledged, cashed, negotiated, transferred, assigned, or otherwise disposed of. I/We have made a diligent search for the securities and have been unable to find it or them and make this Affidavit for the purpose of inducing the sale, exchange, redemption, or cancellation of the securities, as outlined in the Letter of Transmittal, without the surrender of the original(s), and also to request and induce the Federal Insurance Company to provide suretyship for me to cover the missing securities under its Blanket Bond #8302-00-67. I/we hereby agree to surrender the securities for cancellation should I/ We, at any time, find the securities.

      I/We hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the securities, and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the Surety), Mellon Investor Services LLC, Templeton Dragon Fund, Inc. or its successor and any other party to the transaction, from and against any and all loss, costs, and damages including court costs and attorney’s fees, which they may be subject to or liable for in respect to the sale, exchange, redemption or cancellation of the securities without requiring surrender of the original securities. The rights accruing to the parties under the preceding sentence shall not be limited or abridged by their negligence, inadvertence, accident, oversight, or breach or failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or may have occurred, I/We agree that this Affidavit and Indemnity Agreement is to become part of Blanket Bond #8302-00-67 underwritten by Federal Insurance Company.

      Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X Signed by Affiant (shareholder)		on this (date)
	(Deponent) (Indemnitore) (Heirs Individually)		Month Day Year

Social Security #	Date	Notary Public

Lost Securities Premium/ Service Fee Calculation

THE BELOW FORMULA IS USED TO DETERMINE THE FEE THAT WILL BE DEDUCTED FROM YOUR CASH ENTITLEMENT.

1.	Enter the number of shares that are lost: × (Cash Rate) $ 9.43 = $ Share Value* *If the Share Value exceeds $500,000, or if the shareholder is foreign or deceased, do not continue with calculation. Contact Mellon Investor Services at 1-866-825-8878.
2.	Please Enter Share Value $ (Share Value) × (3%) or .03 = Multiply by 3% (.03) for Surety Premium.	$	Surety Premium

3.	Add $50.00 for Service Fee	$	Service Fee

4.	Total Amount that will deducted from your cash entitlement (Add Lines 2 & 3)	$	Total Fee

Ladies and Gentlemen:

      The undersigned hereby tenders to Templeton Dragon Fund, Inc., a Maryland corporation (the “Fund”), the shares of the Fund’s common stock, par value $0.01 per share (the “Shares”) described below, at a price per Share, in cash (the “Purchase Price”), equal to 90% of the net asset value (“NAV”) in U.S. dollars per Share as determined by the Fund at the close of regular trading on the New York Stock Exchange on July 10, 2002, or such later date to which the Offer is extended, upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase, dated June 11, 2002, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Fund’s Offer to Purchase, and any amendments or supplements to these documents, collectively constitute the “Offer”). The “Termination Date” of the Offer is 11:59 p.m., Eastern time, on July 10, 2002. If the Fund, in its sole discretion, shall have extended the period for which the Offer is open, the “Termination Date” shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

      Subject to, and effective upon, acceptance of payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price; (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Termination Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

      All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Termination Date in accordance with Section 4, “Rights of Withdrawal,” of the Fund’s Offer to Purchase. After the Termination Date, tenders made pursuant to the Fund’s Offer to Purchase will be irrevocable.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

      The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Purchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

      The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase fewer than all of the Shares tendered hereby.

      Unless otherwise indicated herein under “Special Payment Instructions,” please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 9)

To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificate to:

Name:

(Please Print)
Address:

(City, State, Zip Code)

Complete Payer Substitute Form W-9

(Taxpayer Identification (Social Security Number))

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 9)

To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate to:

Name:

(Please Print)
Address:

(City, State, Zip Code)

SIGN HERE

(IMPORTANT: Complete and Sign the Substitute Form W-9 Herein)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

(SIGNATURE(S) OF SHAREHOLDER(S))

Dated:               , 2002

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 6.)

Name(s)

(Please Print)

Capacity (Full Title)

Address

City	State	Zip Code

Area Code and Telephone Number

Employer Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)

Authorized Signature(s)

Name

(Please Print)

Name of Firm

Address

City	State	Zip Code

Dated:                           , 2002

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” herein, or (b) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”), a commercial bank, credit union, savings association or trust company having an office, branch or agency in the United States, or other entity which is a member in good standing of a stock transfer association’s approved medallion program (each being hereinafter referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

      2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith or (b) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary’s account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees, any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 11:59 p.m., Eastern time, on the Termination Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 11:59 p.m., Eastern time, on the Termination Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Termination Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Termination Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Purchase. Pursuant to these procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Purchase.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

      No alternative, conditional or contingent tenders will be accepted, except as may be permitted in the Fund’s Offer to Purchase. All tendering Shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance for payment of Shares.

      3. Lost Certificates. In the event that any Shareholder is unable to deliver to the Depositary the Fund Certificate(s) representing his, her or its Shares due to the loss or destruction of such Certificate(s), check the appropriate box on Page 2 of this Letter of Transmittal and complete the Affidavit of Lost, Missing or Destroyed Certificate(s) and Agreement of Indemnity. There is a fee charged by the Depositary related to this form which will be deducted from the payment for the Shares tendered by you and accepted by the Fund.

      4. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate, signed schedule attached hereto.

      5. Partial Tenders and Unpurchased Shares. (Not applicable to Shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the “Special Payment Instructions” or “Special Delivery Instructions” boxes in this Letter of Transmittal, as soon as practicable after the Termination Date. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

      6. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

a. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

b. If any of the tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

c. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

d. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

e. If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

f. If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

      7. Stock Transfer Taxes. Except as set forth in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the repurchase price is to be made to, or (in the circumstances permitted by the Fund’s Offer to Purchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

      8. Tender of More Than 4,874,109 Shares. If more than 4,874,109 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering Shareholders, in accordance with the terms and conditions specified in the Offer to Purchase, on a pro rata basis (disregarding fractions), according to the number of Shares tendered by each Shareholder (and not timely withdrawn), unless the Fund determines not to purchase any Shares. Certificates representing Shares tendered but not purchased will be returned as soon as reasonably practicable following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Shareholder.

      9. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

      10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares: (a) determined by it not to be in proper form; or (b) the acceptance of or payment for which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or Shareholder, and the Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

      11. Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Fund’s Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide Shareholders, upon request, with a Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (W-8BEN) or a Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States (W-8ECI).

      12. Backup Withholding. Each Shareholder that desires to participate in the Offer must, unless an exemption applies, provide the Depositary with the Shareholder’s taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the Shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

      Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares by completing the Substitute Form W-9 included with this Letter of Transmittal. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” which immediately follow the Substitute Form W-9.

      If backup withholding applies, the Depositary is required to withhold 30% of any payment made to the Shareholder with respect to Shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the Shareholder from the Internal Revenue Service.

      Certain Shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a Shareholder must submit a properly completed Form W-8BEN or Form W-8ECI, signed under penalties of perjury, attesting to that person’s exempt status. A Shareholder would use a Form W-8BEN to certify that it: (a) is neither a citizen nor a resident of the United States; (b) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year; and (c) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected; and would use a Form W-8ECI to certify that: (x) it is neither a citizen nor resident of the U.S.; and (y) the proceeds of the sale of the Shares is effectively connected with a U.S. trade or business. A foreign Shareholder may also use a Form W-8BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person’s country of residence.

      A SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

      Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      13. Withholding for Non-U.S. Shareholders. Even if a Non-U.S. Shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Shareholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the U.S. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Shareholder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the U.S., a Non-U.S. Shareholder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a shareowner’s status as a Non-U.S. Shareholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8BEN or W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such Shareholder satisfies certain requirements or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-U.S. Shareholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

PAYER’S NAME: MELLON INVESTOR SERVICES, LLC

Name

Address

Substitute Form W-9	Part 1(a) — PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN

Department of the Treasury Internal Revenue Service		(Social Security Number or Employer Identification Number)

Payer’s Request for Taxpayer Identification Number (TIN)	Part 1(b) — PLEASE CHECK THE BOX AT RI AND ARE WAITING RECEIPT OF YOUR TIN. ☐ Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” HERE (SEE INSTRUCTIONS)

Part 3 — CERTIFICATION — Under penalty of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage of all reportable payments made to me will be withheld);
    (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
    (3) I am a U.S. person (including U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND INSTRUCTION NOS. 12 AND 13 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF PART 1(b) OR PART 3 OF THE SUBSTITUTE FORM W-9 APPLIES TO YOU.

Certificate of Awaiting Taxpayer Identification Number

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either: (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

Signature:                                                                                        Date:                          , 2002

The Depositary for the Offer is:
Mellon Investor Services, LLC
Depositary Addresses:

By Registered, Certified
or Express Mail or
By First Class Mail:	Overnight Courier:	By Hand:
Post Office Box 3301 South Hackensack, NJ 07606	85 Challenger Road Mail Stop-Reorg Ridgefield Park, NJ 07660 Attention: Reorganization Dept.	120 Broadway, 13th Floor New York, NY 10271

      Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Fund’s Offer to Purchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its telephone number and location listed below. Shareholders may also contact their broker, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer Is:

Mellon Investor Services, LLC

44 Wall Street, 7th Floor
New York, New York 10005

Toll Free: 866-825-8878